Prospectus supplement dated November 4, 2014
to the following prospectus(es):
Nationwide Destination EV NY (2.0), Nationwide Destination B NY (2.0), Nationwide Destination L NY (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold NY (2.0), and Waddell & Reed Advisors Select Preferred NY(2.0) prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In the supplement dated September 2, 2014, the Roll-up Interest Rate subsection of the Nationwide Lifetime Income Capture Option subsection of the Optional Contract Benefits, Charges, and Deductions section was deleted in its entirety and replaced with a new Roll-up Interest Rate subsection effective November 10, 2014, or the date of state approval (whichever is later). The effective date of "November 10, 2014, or the date of state approval (whichever is later)" is changed to "November 24, 2014".